Exhibit 99.2
Quarterly Financial Supplement
First Quarter 2024
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+
RGA International Reinsurance Company dac	AA-
RGA Global Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company of Australia Limited	AA-
RGA Americas Reinsurance Company, Ltd.	AA-	A+
RGA Worldwide Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company (Barbados) Ltd.	AA-
RGA Atlantic Reinsurance Company Ltd.	AA-	A+
RGA Life and Annuity Insurance Company	AA-	A+
Omnilife Insurance Company Limited	A+
Aurora National Life Assurance Company		A+
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
1st Quarter 2024

Reinsurance Group of America, Incorporated
Notes

Change in Presentation: U.S. and Latin America Financial Solutions:
In the first quarter of 2024, the Company updated the presentation of the financial results for the U.S. and Latin America Financial Solutions segment by combining the financial results for “Asset-Intensive” and “Capital Solutions” businesses. This change in presentation better aligns the presentation of the U.S. and Latin America Financial Solutions segment’s financial results with the Company's management of these businesses and with reporting for the other Financial Solutions segments. This change in presentation did not affect any previously or expected future reported results for the U.S. and Latin America Financial Solutions segment.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr
(USD millions, except in force and per share and shares data)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter

Net premiums	$5,376	$4,108	$4,255	$3,337	$3,385	$1,991
Net income (loss) available to RGA's shareholders	210	158	287	205	252	(42)
Adjusted operating income	401	316	372	297	349	52
Adjusted operating income excluding notable items (1)	401	316	372	297	349	52
Return on equity	10.2%	11.4%	13.9%	9.2%	7.8%	2.4%
Adjusted operating return on equity (ex AOCI)	14.8%	14.5%	14.7%	10.9%	11.2%	3.6%
Adjusted operating return on equity (ex AOCI and notable items (1))	14.8%	14.4%	14.0%	13.0%	13.1%	1.7%
Adjusted operating return on equity (ex AOCI and effect of B36 items)	14.8%	14.4%	14.7%	10.9%	11.2%	3.6%

Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income	$3.20	$2.40	$4.34	$3.09	$3.77	$(0.57)
Adjusted operating income	$6.09	$4.80	$5.64	$4.46	$5.22	$0.87
Adjusted operating income excluding notable items (1)	$6.09	$4.80	$5.64	$4.46	$5.22	$0.87
Diluted earnings per share
Net income	$3.16	$2.37	$4.29	$3.05	$3.72	$(0.56)
Adjusted operating income	$6.02	$4.73	$5.57	$4.40	$5.16	$0.86
Adjusted operating income excluding notable items (1)	$6.02	$4.73	$5.57	$4.40	$5.16	$0.86
Wgt. average common shares outstanding
Basic	65,739	65,853	66,127	66,518	66,779	(1,040)
Diluted	66,559	66,721	66,914	67,420	67,615	(1,056)

Book value per share	$143.92	$138.39	$122.40	$117.87	$114.60	$29.32
Book value per share, excluding AOCI	$145.83	$144.01	$142.63	$138.99	$136.56	$9.27
Book value per share, excluding AOCI and B36	$146.96	$146.07	$142.51	$138.88	$136.22	$10.74

Shareholders’ dividends paid	$56	$56	$56	$54	$53	$3
Share buybacks	—	50	50	50	50	(50)
Total returned to shareholders	$56	$106	$106	$104	$103	$(47)

Common shares issued	85,311	85,311	85,311	85,311	85,311	—
Treasury shares	19,523	19,690	19,439	19,099	18,771	752
Common shares outstanding	65,788	65,621	65,872	66,212	66,540	(752)

Assumed life reinsurance in force (in billions)	$3,729.8	$3,704.1	$3,499.4	$3,479.5	$3,426.7	$303.1
Assumed new business production (in billions)	$109.1	$97.6	$96.7	$88.2	$80.6	$28.5

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net premiums	$5,376	$4,108	$4,255	$3,337	$3,385	$1,991
Net investment income	961	956	922	857	856	105
Investment related gains (losses), net	(149)	(155)	(126)	(123)	(77)	(72)
Other revenue	149	98	102	85	87	62
Total revenues	6,337	5,007	5,153	4,156	4,251	2,086
Benefits and expenses:
Claims and other policy benefits	5,132	3,837	3,959	3,013	3,063	2,069
Future policy benefits remeasurement (gains) losses	(24)	33	(82)	13	(26)	2
Market risk benefits remeasurement (gains) losses	(35)	28	(21)	(31)	14	(49)
Interest credited	254	217	223	209	215	39
Policy acquisition costs and other insurance expenses	387	369	348	349	331	56
Other operating expenses	283	290	274	275	250	33
Interest expense	68	69	72	63	53	15
Total benefits and expenses	6,065	4,843	4,773	3,891	3,900	2,165
Income before income taxes	272	164	380	265	351	(79)
Provision for income taxes	60	4	91	58	98	(38)
Net income	212	160	289	207	253	(41)
Net income attributable to noncontrolling interest	2	2	2	2	1	1
Net income available to RGA's shareholders	$210	$158	$287	$205	$252	$(42)
Pre-tax adjusted operating income reconciliation:
Income before income taxes	$272	$164	$380	$265	$351	$(79)
Investment and derivative (gains) losses (1)	232	(18)	134	117	127	105
Market risk benefits remeasurement (gains) losses	(35)	28	(21)	(31)	14	(49)
Change in fair value of funds withheld embedded derivatives (1)	(77)	181	(1)	20	(37)	(40)
Funds withheld (gains) losses - investment income	(2)	(3)	(4)	2	—	(2)
EIA embedded derivatives - interest credited	13	5	(7)	3	(7)	20
Investment (income) loss on unit-linked variable annuities	1	(3)	2	2	—	1
Interest credited on unit-linked variable annuities	(1)	3	(2)	(2)	—	(1)
Interest expense on uncertain tax positions	—	(1)	1	—	—	—
Other (2)	113	30	(1)	—	8	105
Adjusted operating income before income taxes	516	386	481	376	456	60
Notable items (3)	—	—	(3)	—	—	—
Adjusted operating income before income taxes excluding notable items	$516	$386	$478	$376	$456	$60

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
After-tax adjusted operating income reconciliation:
GAAP net income attributable to RGA	$210	$158	$287	$205	$252	$(42)
Investment and derivative (gains) losses (1)	185	(14)	104	88	102	83
Market risk benefits remeasurement (gains) losses	(28)	22	(17)	(24)	11	(39)
Change in fair value of funds withheld embedded derivatives (1)	(61)	143	(1)	16	(29)	(32)
Funds withheld (gains) losses - investment income	(2)	(2)	(4)	2	—	(2)
EIA embedded derivatives - interest credited	10	4	(6)	3	(6)	16
Investment (income) loss on unit-linked variable annuities	1	(2)	1	2	—	1
Interest credited on unit-linked variable annuities	(1)	2	(1)	(2)	—	(1)
Interest expense on uncertain tax positions	—	(1)	1	—	—	—
Other (2)	89	23	—	—	6	83
Uncertain tax positions and other tax related items	(4)	(19)	6	5	12	(16)
Net income attributable to noncontrolling interest	2	2	2	2	1	1
Adjusted operating income	401	316	372	297	349	52
Notable items (3)	—	—	—	—	—	—
Adjusted operating income excluding notable items	$401	$316	$372	$297	$349	$52

Diluted earnings per share - adjusted operating income (loss)	$6.02	$4.73	$5.57	$4.40	$5.16	$0.86
Diluted earnings per share - adjusted operating income (loss) excluding notable items	$6.02	$4.73	$5.57	$4.40	$5.16	$0.86

Foreign currency effect on (4):
Net premiums	$(12)	$18	$13	$(45)	$(112)	$100
Adjusted operating income (loss) before income taxes	$1	$3	$1	$(6)	$(16)	$17

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(4) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Assets
Fixed maturity securities available-for-sale, at fair value	$65,827	$60,467	$54,171	$56,236	$56,085
Equity securities	144	139	133	136	138
Mortgage loans	7,539	7,377	7,231	7,038	6,833
Policy loans	1,198	1,206	1,180	1,202	1,221
Funds withheld at interest	5,642	5,683	5,725	5,862	5,976
Limited partnerships and real estate joint ventures	2,697	2,635	2,560	2,473	2,405
Short-term investments	327	222	141	224	246
Other invested assets	1,140	1,171	1,091	1,119	1,111
Total investments	84,514	78,900	72,232	74,290	74,015
Cash and cash equivalents	5,935	2,970	2,820	2,598	3,294
Accrued investment income	808	759	744	702	672
Premiums receivable and other reinsurance balances	3,342	3,528	3,279	3,321	3,114
Reinsurance ceded receivables and other	5,265	5,448	2,818	2,664	2,723
Deferred policy acquisition costs	4,673	4,617	4,289	4,286	4,257
Other assets	1,463	1,401	1,240	1,179	1,045
Total assets	$106,000	$97,623	$87,422	$89,040	$89,120
Liabilities and equity
Future policy benefits	$47,067	$41,231	$36,474	$38,239	$38,222
Interest-sensitive contract liabilities	31,319	30,273	29,365	29,910	30,405
Market risk benefits, at fair value	228	258	224	235	261
Other policy claims and benefits	2,753	2,730	2,654	2,579	2,558
Other reinsurance balances	874	1,103	750	858	851
Deferred income taxes	1,897	1,862	1,601	1,424	1,446
Other liabilities	3,468	2,085	1,750	1,477	1,497
Funds withheld payable	4,409	4,483	2,001	1,573	1,709
Long-term debt	4,427	4,427	4,450	4,850	4,455
Total liabilities	96,442	88,452	79,269	81,145	81,404
Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,549	2,544	2,534	2,522	2,506
Retained earnings	8,934	8,805	8,713	8,483	8,336
Treasury stock	(1,891)	(1,900)	(1,852)	(1,803)	(1,756)
Accumulated other comprehensive income, net of taxes (AOCI):
Accumulated currency translation adjustment	57	68	(33)	26	(94)
Unrealized (depreciation) appreciation of securities	(4,062)	(3,667)	(6,659)	(4,879)	(4,393)
Effect of updating discount rates on future policy benefits	3,906	3,256	5,366	3,460	3,034
Change instrument-specific credit risk for market risk benefits	3	3	7	13	14
Pension and postretirement benefits	(29)	(29)	(14)	(18)	(22)
Total RGA, Inc. shareholders’ equity	9,468	9,081	8,063	7,805	7,626
Noncontrolling interest	90	90	90	90	90
Total equity	9,558	9,171	8,153	7,895	7,716
Total liabilities and equity	$106,000	$97,623	$87,422	$89,040	$89,120
Total RGA, Inc. shareholders’ equity, excluding AOCI	$9,593	$9,450	$9,396	$9,203	$9,087

See appendix for reconciliation of total shareholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net premiums	$1,715	$1,912	$1,746	$1,750	$1,615	$100
Net investment income	205	210	195	180	193	12
Investment related gains (losses), net	(12)	6	2	(1)	(1)	(11)
Other revenue	6	2	6	3	5	1
Total revenues	1,914	2,130	1,949	1,932	1,812	102

Benefits and expenses:
Claims and other policy benefits	1,572	1,779	1,611	1,592	1,447	125
Future policy benefits remeasurement (gains) losses	(21)	63	(20)	24	7	(28)
Interest credited	19	20	19	18	18	1
Policy acquisition costs and other insurance expenses	175	184	184	187	175	—
Other operating expenses	53	54	50	49	44	9
Total benefits and expenses	1,798	2,100	1,844	1,870	1,691	107

Income before income taxes	$116	$30	$105	$62	$121	$(5)

Loss and expense ratios:
Loss ratio (1)	90.4%	96.3%	91.1%	92.3%	90.0%	0.4%
Policy acquisition costs and other insurance expenses	10.2%	9.6%	10.5%	10.7%	10.8%	(0.6)%
Other operating expenses	3.1%	2.8%	2.9%	2.8%	2.7%	0.4%

Foreign currency effect on (2):
Net premiums	$3	$3	$5	$3	$2	$1
Income before income taxes	$—	$—	$—	$—	$—	$—

Assumed life reinsurance in force (in billions)	$1,709.1	$1,703.6	$1,693.1	$1,685.3	$1,676.8	$32.3
Assumed new business production (in billions)	$41.0	$47.9	$36.7	$35.6	$34.1	$6.9

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net premiums	$1,715	$1,912	$1,746	$1,750	$1,615	$100
Net investment income	205	211	195	180	193	12
Other revenue	6	2	6	3	5	1
Total revenues	1,926	2,125	1,947	1,933	1,813	113

Benefits and expenses:
Claims and other policy benefits	1,572	1,779	1,611	1,592	1,447	125
Future policy benefits remeasurement (gains) losses	(21)	63	(20)	24	7	(28)
Interest credited	19	20	19	18	18	1
Policy acquisition costs and other insurance expenses	175	184	184	187	175	—
Other operating expenses	53	54	50	49	44	9
Total benefits and expenses	1,798	2,100	1,844	1,870	1,691	107

Adjusted operating income before income taxes	128	25	103	63	122	6
Notable items (1)	—	—	17	—	—	—
Adjusted operating income excluding notable items, before income taxes	$128	$25	$120	$63	$122	$6

Loss and expense ratios:
Loss ratio (2)	90.4%	96.3%	91.1%	92.3%	90.0%	0.4%
Policy acquisition costs and other insurance expenses	10.2%	9.6%	10.5%	10.7%	10.8%	(0.6)%
Other operating expenses	3.1%	2.8%	2.9%	2.8%	2.7%	0.4%

Foreign currency effect on (3):
Net premiums	$3	$3	$5	$3	$2	$1
Adjusted operating income (loss) before income taxes	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net premiums	$1,916	$521	$820	$17	$163	$1,753
Net investment income	304	293	299	278	281	23
Investment related gains (losses), net	27	(158)	(63)	(68)	20	7
Other revenue	62	60	59	51	51	11
Total revenues	2,309	716	1,115	278	515	1,794

Benefits and expenses:
Claims and other policy benefits	2,079	585	851	45	199	1,880
Future policy benefits remeasurement (gains) losses	2	1	(25)	(1)	(4)	6
Market risk benefits remeasurement (gains) losses	(35)	28	(21)	(31)	14	(49)
Interest credited	148	126	137	133	129	19
Policy acquisition costs and other insurance expenses	80	78	47	49	48	32
Other operating expenses	18	18	18	15	15	3
Total benefits and expenses	2,292	836	1,007	210	401	1,891

Income (loss) before income taxes	$17	$(120)	$108	$68	$114	$(97)

Assumed life reinsurance in force (in billions)	$10.1	$10.3	$5.1	$5.2	$5.2	$4.9
Assumed new business production (in billions)	$—	$5.2	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net premiums	$1,916	$521	$820	$17	$163	$1,753
Net investment income	303	289	292	279	277	26
Other revenue	62	60	59	51	51	11
Total revenues	2,281	870	1,171	347	491	1,790

Benefits and expenses:
Claims and other policy benefits	1,956	551	851	45	199	1,757
Future policy benefits remeasurement (gains) losses	2	1	(25)	(1)	(4)	6
Interest credited	135	121	144	130	136	(1)
Policy acquisition costs and other insurance expenses	80	78	47	49	40	40
Other operating expenses	18	18	18	15	15	3
Total benefits and expenses	2,191	769	1,035	238	386	1,805

Adjusted operating income before income taxes	90	101	136	109	105	(15)
Notable items (1)	—	—	(22)	—	—	—
Adjusted operating income before income taxes excluding notable items	$90	$101	$114	$109	$105	$(15)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
(Continued)

	Three Months Ended
(USD millions, shown net of reinsurance ceded)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Policyholder account balances

Fixed annuities (deferred)	$9,981	$10,331	$11,066	$11,361	$11,699
Equity-indexed annuities	$2,234	$2,354	$2,469	$2,580	$2,701
Bank-owned life insurance (BOLI) and universal life	$2,063	$2,091	$2,480	$2,494	$2,505
Other policyholder account balances	$46	$47	$51	$52	$75

Variable annuities account balances
No riders	$629	$624	$578	$599	$598
GMDB only	793	739	742	738	734
GMIB only	14	13	16	16	16
GMAB only	2	2	2	2	2
GMWB only	862	858	814	883	866
GMDB / WB	166	162	156	169	168
Other	11	11	12	13	12
Total variable annuities account balances	$2,477	$2,409	$2,320	$2,420	$2,396

Interest-sensitive contract liabilities not associated with policyholder account balances:

Guaranteed investment contracts, funding agreements and immediate annuities	$693	$690	$707	$843	$828

Future policy benefits (at original discount rate) associated with:
Payout annuities	$6,503	$4,524	$4,909	$4,181	$4,231
Other future policy benefits	$59	$60	$60	$62	$58

Liability for market risk benefits:

Equity-indexed annuities	$154	$159	$135	$140	$144
Variable annuities (liability)	$74	$99	$89	$95	$117
Variable annuities (asset)	$14	$9	$8	$6	$2

Net interest spread (1)	0.9%	1.3%	1.3%	1.4%	1.2%

(1) Net interest spread for Asset-Intensive is calculated as net investment income less interest credited and the interest accretion on future policy benefits, divided by total investments and cash and cash equivalents

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net premiums	$318	$311	$302	$307	$295	$23
Net investment income	64	62	62	61	61	3
Investment related gains, net	1	3	—	4	2	(1)
Other revenue	3	—	2	1	1	2
Total revenues	386	376	366	373	359	27

Benefits and expenses:
Claims and other policy benefits	283	294	284	282	270	13
Future policy benefits remeasurement (gains) losses	(3)	4	16	(1)	3	(6)
Interest credited	—	—	1	—	—	—
Policy acquisition costs and other insurance expenses	47	46	46	47	45	2
Other operating expenses	12	11	13	10	12	—
Total benefits and expenses	339	355	360	338	330	9

Income before income taxes	$47	$21	$6	$35	$29	$18

Loss and expense ratios:
Loss ratio (1)	88.1%	95.8%	99.3%	91.5%	92.5%	(4.4)%
Policy acquisition costs and other insurance expenses	14.8%	14.8%	15.2%	15.3%	15.3%	(0.5)%
Other operating expenses	3.8%	3.5%	4.3%	3.3%	4.1%	(0.3)%

Foreign currency effect on (2):
Net premiums	$1	$(1)	$(8)	$(16)	$(20)	$21
Income before income taxes	$—	$4	$(1)	$(2)	$(2)	$2

Creditor reinsurance net premiums	$17	$18	$17	$18	$18	$(1)

Assumed life reinsurance in force (in billions)	$488.0	$493.5	$477.2	$484.6	$469.5	$18.5
Assumed new business production (in billions)	$11.5	$11.1	$11.0	$11.2	$10.8	$0.7

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net premiums	$318	$311	$302	$307	$295	$23
Net investment income	64	62	64	61	62	2
Investment related gains, net	—	2	—	1	1	(1)
Other revenue	3	—	2	1	1	2
Total revenues	385	375	368	370	359	26

Benefits and expenses:
Claims and other policy benefits	283	294	284	282	270	13
Future policy benefits remeasurement (gains) losses	(3)	4	16	(1)	3	(6)
Interest credited	—	—	1	—	—	—
Policy acquisition costs and other insurance expenses	47	46	46	47	45	2
Other operating expenses	12	11	11	10	12	—
Total benefits and expenses	339	355	358	338	330	9

Adjusted operating income (loss) before income taxes	46	20	10	32	29	17
Notable items (1)	—	—	13	—	—	—
Adjusted operating income excluding notable items, before income taxes	$46	$20	$23	$32	$29	$17

Loss and expense ratios:
Loss ratio (2)	88.1%	95.8%	99.3%	91.5%	92.5%	(4.4)%
Policy acquisition costs and other insurance expenses	14.8%	14.8%	15.2%	15.3%	15.3%	(0.5)%
Other operating expenses	3.8%	3.5%	3.6%	3.3%	4.1%	(0.3)%

Foreign currency effect on (3):
Net premiums	$1	$(1)	$(8)	$(16)	$(20)	$21
Adjusted operating income before income taxes	$—	$5	$(1)	$(2)	$(2)	$2

Creditor reinsurance net premiums	$17	$18	$17	$18	$18	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net premiums	$23	$22	$22	$23	$23	$—
Net investment income	1	1	1	1	1	—
Other revenue	3	4	3	2	3	—
Total revenues	27	27	26	26	27	—

Benefits and expenses:
Claims and other policy benefits	19	19	18	20	21	(2)
Future policy benefits remeasurement (gains) losses	—	—	(23)	(2)	(5)	5
Policy acquisition costs and other insurance expenses	1	—	1	—	1	—
Other operating expenses	—	2	—	2	—	—
Total benefits and expenses	20	21	(4)	20	17	3

Income before income taxes	$7	$6	$30	$6	$10	$(3)

Foreign currency effect on (2):
Net premiums	$—	$1	$(1)	$(2)	$(1)	$1
Income before income taxes	$—	$—	$—	$—	$(1)	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net premiums	$23	$22	$22	$23	$23	$—
Net investment income	1	1	1	1	1	—
Other revenue	3	4	3	2	3	—
Total revenues	27	27	26	26	27	—

Benefits and expenses:
Claims and other policy benefits	19	19	18	20	21	(2)
Future policy benefits remeasurement (gains) losses	—	—	(23)	(2)	(5)	5
Policy acquisition costs and other insurance expenses	1	—	1	—	1	—
Other operating expenses	—	2	—	2	—	—
Total benefits and expenses	20	21	(4)	20	17	3

Adjusted operating income before income taxes	7	6	30	6	10	(3)
Notable items (2)	—	—	(22)	—	—	—
Adjusted operating income excluding notable items, before income taxes	$7	$6	$8	$6	$10	$(3)

Foreign currency effect on (3):
Net premiums	$—	$1	$(1)	$(2)	$(1)	$1
Adjusted operating income before income taxes	$—	$(1)	$—	$—	$(1)	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net premiums	$496	$461	$447	$429	$438	$58
Net investment income	27	22	23	23	23	4
Other revenue	2	1	1	(1)	(1)	3
Total revenues	525	484	471	451	460	65

Benefits and expenses:
Claims and other policy benefits	424	420	429	383	390	34
Future policy benefits remeasurement (gains) losses	(5)	1	43	12	(8)	3
Policy acquisition costs and other insurance expenses	37	22	25	21	18	19
Other operating expenses	41	33	34	31	33	8
Total benefits and expenses	497	476	531	447	433	64

Income (loss) before income taxes	$28	$8	$(60)	$4	$27	$1

Loss and expense ratios:
Loss ratio (1)	84.5%	91.3%	105.6%	92.1%	87.2%	(2.7)%
Policy acquisition costs and other insurance expenses	7.5%	4.8%	5.6%	4.9%	4.1%	3.4%
Other operating expenses	8.3%	7.2%	7.6%	7.2%	7.5%	0.8%

Foreign currency effect on (2):
Net premiums	$7	$14	$20	$(6)	$(41)	$48
Income (loss) before income taxes	$—	$1	$(4)	$1	$(1)	$1

Critical illness net premiums	$32	$37	$34	$35	$33	$(1)

Assumed life reinsurance in force (in billions)	$985.1	$960.1	$814.5	$802.3	$759.6	$225.5
Assumed new business production (in billions)	$38.0	$16.1	$30.9	$36.6	$30.1	$7.9

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net premiums	$496	$461	$447	$429	$438	$58
Net investment income	27	22	23	23	23	4
Other revenue	2	1	1	(1)	(1)	3
Total revenues	525	484	471	451	460	65

Benefits and expenses:
Claims and other policy benefits	424	420	429	383	390	34
Future policy benefits remeasurement (gains) losses	(5)	1	43	12	(8)	3
Policy acquisition costs and other insurance expenses	37	22	25	21	18	19
Other operating expenses	31	33	33	31	33	(2)
Total benefits and expenses	487	476	530	447	433	54

Adjusted operating income (loss) before income taxes	38	8	(59)	4	27	11
Notable items (1)	—	—	47	—	—	—
Adjusted operating income excluding notable items, before income taxes	$38	$8	$(12)	$4	$27	$11

Loss and expense ratios:
Loss ratio (2)	84.5%	91.3%	105.6%	92.1%	87.2%	(2.7)%
Policy acquisition costs and other insurance expenses	7.5%	4.8%	5.6%	4.9%	4.1%	3.4%
Other operating expenses	6.3%	7.2%	7.4%	7.2%	7.5%	(1.2)%

Foreign currency effect on (3):
Net premiums	$7	$14	$20	$(6)	$(41)	$48
Adjusted operating income (loss) before income taxes	$—	$1	$(4)	$1	$(1)	$1

Critical illness net premiums	$32	$37	$34	$35	$33	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net premiums	$146	$125	$118	$90	$125	$21
Net investment income	69	62	56	45	46	23
Investment related gains (losses), net	(15)	(8)	(21)	(9)	(6)	(9)
Other revenue	11	1	7	4	4	7
Total revenues	211	180	160	130	169	42

Benefits and expenses:
Claims and other policy benefits	122	96	95	68	104	18
Future policy benefits remeasurement (gains) losses	2	(42)	(33)	(5)	(9)	11
Interest credited	6	3	(2)	(2)	—	6
Policy acquisition costs and other insurance expenses	2	1	2	2	2	—
Other operating expenses	15	16	14	15	13	2
Total benefits and expenses	147	74	76	78	110	37

Income before income taxes	$64	$106	$84	$52	$59	$5

Foreign currency effect on (2):
Net premiums	$5	$6	$9	$(1)	$(12)	$17
Income before income taxes	$3	$5	$6	$—	$(6)	$9

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net premiums	$146	$125	$118	$90	$125	$21
Net investment income	69	59	59	48	49	20
Investment related gains (losses), net	(1)	(2)	2	4	1	(2)
Other revenue	11	1	7	4	4	7
Total revenues	225	183	186	146	179	46

Benefits and expenses:
Claims and other policy benefits	122	96	95	68	104	18
Future policy benefits remeasurement (gains) losses	2	(42)	(33)	(5)	(9)	11
Interest credited	7	—	—	—	—	7
Policy acquisition costs and other insurance expenses	2	1	2	2	2	—
Other operating expenses	15	16	14	15	13	2
Total benefits and expenses	148	71	78	80	110	38

Adjusted operating income (loss) before income taxes	77	112	108	66	69	8
Notable items (2)	—	—	(34)	—	—	—
Adjusted operating income excluding notable items, before income taxes	$77	$112	$74	$66	$69	$8

Foreign currency effect on (3):
Net premiums	$5	$6	$9	$(1)	$(12)	$17
Adjusted operating income before income taxes	$3	$5	$8	$—	$(7)	$10

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net premiums	$716	$709	$737	$677	$662	$54
Net investment income	65	59	60	62	61	4
Investment related gains, net	—	1	1	2	3	(3)
Other revenue	10	(1)	3	11	3	7
Total revenues	791	768	801	752	729	62

Benefits and expenses:
Claims and other policy benefits	586	594	604	579	563	23
Future policy benefits remeasurement (gains) losses	1	6	(39)	(14)	(9)	10
Policy acquisition costs and other insurance expenses	45	40	46	44	46	(1)
Other operating expenses	50	58	56	54	50	—
Total benefits and expenses	682	698	667	663	650	32

Income before income taxes	$109	$70	$134	$89	$79	$30

Loss and expense ratios:
Loss ratio (1)	82.0%	84.6%	76.7%	83.5%	83.7%	(1.7)%
Policy acquisition costs and other insurance expenses	6.3%	5.6%	6.2%	6.5%	6.9%	(0.6)%
Other operating expenses	7.0%	8.2%	7.6%	8.0%	7.6%	(0.6)%

Foreign currency effect on (2):
Net premiums	$(23)	$(3)	$(10)	$(21)	$(33)	$10
Income (loss) before income taxes	$(3)	$—	$—	$(2)	$(3)	$—

Critical illness net premiums	$352	$344	$368	$341	$299	$53

Assumed life reinsurance in force (in billions)	$528.9	$528.6	$501.8	$495.4	$508.2	$20.7
Assumed new business production (in billions)	$17.6	$17.3	$17.1	$4.7	$3.9	$13.7

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net premiums	$716	$709	$737	$677	$662	$54
Net investment income	65	59	60	62	61	4
Investment related gains, net	—	1	1	2	3	(3)
Other revenue	10	(1)	3	11	3	7
Total revenues	791	768	801	752	729	62

Benefits and expenses:
Claims and other policy benefits	586	594	604	579	563	23
Future policy benefits remeasurement (gains) losses	1	6	(39)	(14)	(9)	10
Policy acquisition costs and other insurance expenses	45	40	46	44	46	(1)
Other operating expenses	50	57	56	54	50	—
Total benefits and expenses	682	697	667	663	650	32

Adjusted operating income before income taxes	109	71	134	89	79	30
Notable items (1)	—	—	(2)	—	—	—
Adjusted operating income excluding notable items, before income taxes	$109	$71	$132	$89	$79	$30

Loss and expense ratios:
Loss ratio (2)	82.0%	84.6%	76.7%	83.5%	83.7%	(1.7)%
Policy acquisition costs and other insurance expenses	6.3%	5.6%	6.2%	6.5%	6.9%	(0.6)%
Other operating expenses	7.0%	8.0%	7.6%	8.0%	7.6%	(0.6)%

Foreign currency effect on (3):
Net premiums	$(23)	$(3)	$(10)	$(21)	$(33)	$10
Adjusted operating income (loss) before income taxes	$(2)	$1	$(1)	$(3)	$(2)	$—

Critical illness net premiums	$352	$344	$368	$341	$299	$53

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net premiums	$46	$47	$63	$44	$64	$(18)
Net investment income	120	136	117	125	108	12
Investment related gains (losses), net	(71)	61	(66)	(51)	(51)	(20)
Other revenue	48	9	16	18	10	38
Total revenues	143	253	130	136	131	12

Benefits and expenses:
Claims and other policy benefits	47	50	67	44	69	(22)
Future policy benefits remeasurement (gains) losses	—	—	(1)	—	(1)	1
Interest credited	51	49	54	46	54	(3)
Policy acquisition costs and other insurance expenses	25	25	21	19	16	9
Other operating expenses	7	7	5	7	6	1
Total benefits and expenses	130	131	146	116	144	(14)

Income (loss) before income taxes	$13	$122	$(16)	$20	$(13)	$26

Foreign currency effect on (2):
Net premiums	$(5)	$(2)	$(2)	$(2)	$(7)	$2
Income (loss) before income taxes	$5	$(6)	$1	$—	$—	$5

Assumed life reinsurance in force (in billions)	$8.5	$8.0	$7.7	$6.7	$7.4	$1.1
Assumed new business production (in billions)	$1.0	$—	$1.0	$0.1	$1.7	$(0.7)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net premiums	$46	$47	$63	$44	$64	$(18)
Net investment income	120	136	117	125	108	12
Investment related gains, net	3	2	2	4	4	(1)
Other revenue	20	12	8	5	8	12
Total revenues	189	197	190	178	184	5

Benefits and expenses:
Claims and other policy benefits	47	50	67	44	69	(22)
Future policy benefits remeasurement (gains) losses	—	—	(1)	—	(1)	1
Interest credited	51	49	54	46	54	(3)
Policy acquisition costs and other insurance expenses	25	25	21	19	16	9
Other operating expenses	7	7	5	7	6	1
Total benefits and expenses	130	131	146	116	144	(14)

Adjusted operating income before income taxes	59	66	44	62	40	19
Notable items (2)	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$59	$66	$44	$62	$40	$19

Foreign currency effect on (3):
Net premiums	$(5)	$(2)	$(2)	$(2)	$(7)	$2
Adjusted operating income before income taxes	$(1)	$(2)	$(2)	$(2)	$(3)	$2

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net investment income	$106	$111	$109	$82	$82	$24
Investment related gains (losses), net	(79)	(60)	21	—	(44)	(35)
Other revenue	4	22	5	(4)	11	(7)
Total revenues	31	73	135	78	49	(18)

Benefits and expenses:
Interest credited	30	19	14	14	14	16
Policy acquisition costs and other insurance income	(25)	(27)	(24)	(20)	(20)	(5)
Other operating expenses	87	91	84	92	77	10
Interest expense	68	69	72	63	53	15
Total benefits and expenses	160	152	146	149	124	36

Loss before income taxes	$(129)	$(79)	$(11)	$(71)	$(75)	$(54)

Foreign currency effect on (1):
Loss before income taxes	$1	$(5)	$1	$(1)	$—	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Revenues:
Net investment income	$106	$111	$109	$82	$82	$24
Investment related gains, net	4	5	2	3	4	—
Other revenue	12	15	9	6	13	(1)
Total revenues	122	131	120	91	99	23

Benefits and expenses:
Interest credited	30	19	14	14	14	16
Policy acquisition costs and other insurance income	(25)	(27)	(24)	(20)	(20)	(5)
Other operating expenses	87	92	84	89	77	10
Interest expense	68	70	71	63	53	15
Total benefits and expenses	160	154	145	146	124	36

Adjusted operating income (loss) before income taxes	(38)	(23)	(25)	(55)	(25)	(13)
Notable items (1)	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$(38)	$(23)	$(25)	$(55)	$(25)	$(13)

Foreign currency effect on (2):
Adjusted operating income (loss) before income taxes	$1	$(6)	$1	$—	$—	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
U.S. and Latin America:
Traditional	$116	$30	$105	$62	$121	$(5)
Financial Solutions	17	(120)	108	68	114	(97)
Total U.S. and Latin America	133	(90)	213	130	235	(102)
Canada:
Traditional	$47	$21	$6	$35	$29	$18
Financial Solutions	7	6	30	6	10	(3)
Total Canada	54	27	36	41	39	15
Europe, Middle East and Africa:
Traditional	$28	$8	$(60)	$4	$27	$1
Financial Solutions	64	106	84	52	59	5
Total Europe, Middle East and Africa	92	114	24	56	86	6
Asia Pacific:
Traditional	$109	$70	$134	$89	$79	$30
Financial Solutions	13	122	(16)	20	(13)	26
Total Asia Pacific	122	192	118	109	66	56
Corporate and Other	(129)	(79)	(11)	(71)	(75)	(54)
Consolidated income before income taxes	$272	$164	$380	$265	$351	$(79)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
U.S. and Latin America:
Traditional	$128	$25	$103	$63	$122	$6
Financial Solutions	90	101	136	109	105	(15)
Total U.S. and Latin America	218	126	239	172	227	(9)
Canada:
Traditional	$46	$20	$10	$32	$29	$17
Financial Solutions	7	6	30	6	10	(3)
Total Canada	53	26	40	38	39	14
Europe, Middle East and Africa:
Traditional	$38	$8	$(59)	$4	$27	$11
Financial Solutions	77	112	108	66	69	8
Total Europe, Middle East and Africa	115	120	49	70	96	19
Asia Pacific:
Traditional	$109	$71	$134	$89	$79	$30
Financial Solutions	59	66	44	62	40	19
Total Asia Pacific	168	137	178	151	119	49
Corporate and Other	(38)	(23)	(25)	(55)	(25)	(13)
Consolidated adjusted operating income before income taxes	$516	$386	$481	$376	$456	$60
Notable items (1)	—	—	(3)	—	—	—
Consolidated adjusted operating income (loss) excluding notable items before income taxes	$516	$386	$478	$376	$456	$60

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Fixed maturity securities, available-for-sale (1)	$65,827	$60,467	$54,171	$56,236	$56,085
Equity securities	144	139	133	136	138
Mortgage loans	7,539	7,377	7,231	7,038	6,833
Policy loans	1,198	1,206	1,180	1,202	1,221
Funds withheld at interest	5,642	5,683	5,725	5,862	5,976
Limited partnerships and real estate joint ventures	2,697	2,635	2,560	2,473	2,405
Short-term investments	327	222	141	224	246
Other invested assets	1,140	1,171	1,091	1,119	1,111
Cash and cash equivalents	5,935	2,970	2,820	2,598	3,294
Total cash and invested assets	$90,449	$81,870	$75,052	$76,888	$77,309

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), Japanese government and agencies ("Japanese government"), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Average invested assets at amortized cost (1)	$38,483	$37,169	$37,051	$36,124	$35,863	$2,620
Net investment income (1)	$444	$443	$430	$393	$415	$29
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.70%	4.86%	4.72%	4.42%	4.71%	(1) bp
Variable investment income ("VII") (included in net investment income) (1)	$16	$44	$39	$17	$39	$(23)
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	4.75%	4.60%	4.51%	4.43%	4.45%	30 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities

	March 31, 2024
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$44,575	$79	$485	$3,933	$41,048	62.4%
Canadian government	3,455	—	326	68	3,713	5.6%
Japanese government	5,722	—	4	522	5,204	7.9%
ABS	5,137	15	30	207	4,945	7.5%
CMBS	2,002	1	14	154	1,861	2.8%
RMBS	1,250	—	10	110	1,150	1.7%
U.S. government	3,028	—	2	244	2,786	4.2%
State and political subdivisions	1,249	—	6	139	1,116	1.7%
Other foreign government	4,372	—	39	407	4,004	6.2%
Total fixed maturity securities	$70,790	$95	$916	$5,784	$65,827	100.0%

	December 31, 2023
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$42,014	$62	$554	$3,751	$38,755	64.1%
Canadian government	3,477	—	473	33	3,917	6.5%
Japanese government	3,630	—	3	502	3,131	5.2%
ABS	4,661	12	19	239	4,429	7.3%
CMBS	1,969	1	7	202	1,773	2.9%
RMBS	1,173	—	8	102	1,079	1.8%
U.S. government	2,725	—	9	214	2,520	4.2%
State and political subdivisions	1,236	—	7	129	1,114	1.8%
Other foreign government	4,092	—	45	388	3,749	6.2%
Total fixed maturity securities	$64,977	$75	$1,125	$5,560	$60,467	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	March 31, 2024				December 31, 2023
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$6,865	$6,516	15.9%	A-	$6,474	$6,109	15.8%	A-
Brokerage/asset managers/exchanges	1,362	1,237	3.0%	A-	1,320	1,194	3.1%	A-
Finance companies	391	356	0.8%	BBB+	367	330	0.9%	BBB+
Insurance	4,621	4,181	10.2%	A-	4,507	4,086	10.5%	A-
REITs	1,515	1,386	3.4%	A-	1,401	1,269	3.2%	BBB+
Other finance	1,034	850	2.1%	A-	983	801	2.1%	A-
Total financial institutions	$15,788	$14,526	35.4%		$15,052	$13,789	35.6%
Industrials
Basic	$1,979	$1,817	4.4%	BBB+	$1,940	$1,797	4.6%	BBB+
Capital goods	1,842	1,740	4.2%	BBB	1,664	1,531	4.0%	BBB
Communications	2,965	2,709	6.6%	BBB	2,853	2,635	6.8%	BBB
Consumer cyclical	2,570	2,401	5.8%	BBB+	2,286	2,139	5.5%	BBB+
Consumer noncyclical	5,345	4,899	11.9%	BBB+	5,057	4,661	12.0%	BBB+
Energy	2,497	2,330	5.8%	A-	2,317	2,171	5.6%	A-
Technology	1,997	1,872	4.6%	BBB+	1,899	1,819	4.7%	BBB+
Transportation	2,347	2,140	5.2%	A-	2,286	2,100	5.4%	A-
Other industrial	1,064	1,038	2.5%	BBB	1,111	1,082	2.8%	BBB
Total industrials	$22,606	$20,946	51.0%		$21,413	$19,935	51.4%
Utilities
Electric	$4,871	$4,401	10.7%	A-	$4,371	$3,973	10.3%	A-
Natural gas	835	747	1.9%	A-	770	694	1.8%	A-
Other utility	475	428	1.0%	BBB+	408	364	0.9%	BBB+
Total utilities	$6,181	$5,576	13.6%		$5,549	$5,031	13.0%
Total	$44,575	$41,048	100.0%	BBB+	$42,014	$38,755	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		March 31, 2024			December 31, 2023			September 30, 2023			June 30, 2023			March 31, 2023
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$46,541	$43,336	65.8%	$41,469	$38,739	64.1%	$38,876	$33,799	62.4%	$38,928	$35,512	63.1%	$38,291	$35,308	63.0%
2	BBB	20,527	18,951	28.8%	19,793	18,261	30.2%	19,959	17,134	31.6%	19,840	17,517	31.2%	19,832	17,658	31.5%
3	BB	3,039	2,952	4.5%	3,068	2,956	4.9%	2,902	2,780	5.1%	2,919	2,801	5.0%	2,811	2,698	4.8%
4	B	515	468	0.8%	479	396	0.7%	439	368	0.7%	347	328	0.6%	402	340	0.6%
5	CCC	123	98	0.1%	116	92	0.1%	104	81	0.2%	99	69	0.1%	100	69	0.1%
6	In or near default	45	22	—%	52	23	—%	52	9	—%	52	9	—%	58	12	—%
	Total	$70,790	$65,827	100.0%	$64,977	$60,467	100.0%	$62,332	$54,171	100.0%	$62,185	$56,236	100.0%	$61,494	$56,085	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting utilize the NAIC rating methodology.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	March 31, 2024			December 31, 2023			September 30, 2023			June 30, 2023			March 31, 2023
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
ABS:
Collateralized loan obligations ("CLOs")	$2,540	$2,518	31.6%	$2,086	$2,048	28.1%	$2,022	$1,967	28.2%	$1,936	$1,857	26.9%	$1,880	$1,775	26.1%
ABS, excluding CLOs	2,597	2,427	30.5%	2,575	2,381	32.7%	2,540	2,269	32.5%	2,574	2,308	33.5%	2,590	2,328	34.2%
Total ABS	5,137	4,945	62.1%	4,661	4,429	60.8%	4,562	4,236	60.7%	4,510	4,165	60.4%	4,470	4,103	60.3%
CMBS	2,002	1,861	23.4%	1,969	1,773	24.3%	1,959	1,710	24.5%	1,932	1,699	24.6%	1,882	1,670	24.6%
RMBS
Agency	436	385	4.8%	444	398	5.5%	454	388	5.6%	464	413	6.0%	473	432	6.4%
Non-agency	814	765	9.7%	729	681	9.4%	718	642	9.2%	681	624	9.0%	647	592	8.7%
Total RMBS	1,250	1,150	14.5%	1,173	1,079	14.9%	1,172	1,030	14.8%	1,145	1,037	15.0%	1,120	1,024	15.1%
Total	$8,389	$7,956	100.0%	$7,803	$7,281	100.0%	$7,693	$6,976	100.0%	$7,587	$6,901	100.0%	$7,472	$6,797	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of March 31, 2024
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$4,063	$89	$23,710	$3,753	$27,773	$3,842
Canadian government	291	14	433	54	724	68
Japanese government	2,728	63	2,013	459	4,741	522
ABS	560	8	2,883	191	3,443	199
CMBS	108	1	1,266	143	1,374	144
RMBS	161	3	683	107	844	110
U.S. government	1,932	14	654	230	2,586	244
State and political subdivisions	119	3	815	136	934	139
Other foreign government	466	6	2,190	348	2,656	354
Total investment grade securities	$10,428	$201	$34,647	$5,421	$45,075	$5,622

Below investment grade securities:
Corporate	$246	$25	$512	$66	$758	$91
ABS	10	1	62	7	72	8
CMBS	—	—	4	1	4	1
Other foreign government	—	—	193	53	193	53
Total below investment grade securities	$256	$26	$771	$127	$1,027	$153
Total fixed maturity securities	$10,684	$227	$35,418	$5,548	$46,102	$5,775

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2023
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$2,134	$70	$24,207	$3,524	$26,341	$3,594
Canadian government	—	—	459	33	459	33
Japanese government	876	50	2,193	452	3,069	502
ABS	336	5	3,025	223	3,361	228
CMBS	160	5	1,328	190	1,488	195
RMBS	115	3	681	99	796	102
U.S. government	614	10	717	204	1,331	214
State and political subdivisions	73	1	864	128	937	129
Other foreign government	254	3	2,290	333	2,544	336
Total investment grade securities	$4,562	$147	$35,764	$5,186	$40,326	$5,333

Below investment grade securities:
Corporate	$295	$36	$649	$121	$944	$157
ABS	—	—	68	10	68	10
CMBS	—	—	4	1	4	1
Other foreign government	—	—	193	52	1,016	168
	$295	$36	$914	$184	$2,032	$336
Total below investment grade securities	$4,857	$183	$36,678	$5,370	$42,358	$5,669

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Fixed maturity securities available-for-sale:
Change in allowance for credit losses	$(20)	$(7)	$7	$4	$(42)	$22
Impairments on fixed maturities	—	(2)	—	—	(1)	1
Realized gains on investment activity	32	18	12	11	31	1
Realized losses on investment activity	(134)	(102)	(61)	(37)	(75)	(59)
Net gains (losses) on fixed maturity securities available-for-sale	(122)	(93)	(42)	(22)	(87)	(35)

Net gains (losses) on equity securities	4	3	(2)	(4)	2	2
Change in mortgage loan allowance for credit losses	(10)	7	(17)	(9)	3	(13)
Limited partnerships and real estate joint venture impairment losses	(8)	—	—	—	—	(8)
Change in fair value of certain limited partnership investments	1	16	25	10	(3)	4
Other, net	8	—	7	15	2	6

Freestanding derivatives (1):
Interest rate swaps	(31)	59	(64)	(30)	20	(51)
Interest rate options	(3)	(23)	16	(3)	(23)	20
Total return swaps	4	14	(8)	5	3	1
Interest rate futures	1	(1)	—	2	—	1
Foreign currency swaps	14	(3)	8	12	—	14
Foreign currency swaps - hedged	(1)	(2)	(1)	—	(1)	—
Foreign currency forwards	(64)	32	(37)	(74)	(19)	(45)
Equity options	(4)	(6)	3	(11)	(14)	10
Equity futures	(17)	(23)	11	(10)	(9)	(8)
Credit default swaps	2	47	(26)	10	11	(9)
CPI swaps	—	(1)	—	6	1	(1)
Total free-standing derivatives	(99)	93	(98)	(93)	(31)	(68)

Embedded derivatives	77	(181)	1	(20)	37	40

Net gains (losses) on total derivatives	(22)	(88)	(97)	(113)	6	(28)

Total investment related gains, net	$(149)	$(155)	$(126)	$(123)	$(77)	$(72)

(1) Freestanding derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
U.S. and Latin America Traditional
Income (loss) before income taxes	$116	$30	$105	$62	$121	$(5)
Investment and derivative (gains) losses (1)	—	(2)	—	—	—	—
Funds withheld losses - investment income	—	1	—	—	—	—
Change in fair value of funds withheld embedded derivatives (1)	12	(4)	(2)	1	1	11
Adjusted operating income before income taxes	128	25	103	63	122	6
Notable items (2)	—	—	17	—	—	—
Adjusted operating income excluding notable items, before income taxes	$128	$25	$120	$63	$122	$6

U.S. and Latin America Financial Solutions
Income (loss) before income taxes	$17	$(120)	$108	$68	$114	$(97)
Market risk benefits remeasurement (gains) losses	(35)	28	(21)	(31)	14	(49)
Investment and derivative (gains) losses (1)	62	(27)	62	49	18	44
Change in fair value of funds withheld embedded derivatives (1)	(89)	185	1	19	(38)	(51)
Funds withheld (gains) losses - investment income	(1)	(4)	(7)	1	(4)	3
EIA embedded derivatives - interest credited	13	5	(7)	3	(7)	20
Other (3)	123	34	—	—	8	115
Adjusted operating income before income taxes	90	101	136	109	105	(15)
Notable items (2)	—	—	(22)	—	—	—
Adjusted operating income excluding notable items, before income taxes	$90	$101	$114	$109	$105	$(15)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Includes pension risk transfer day one loss and other immaterial items.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Canada Traditional
Income before income taxes	$47	$21	$6	$35	$29	$18
Investment and derivative (gains) losses (1)	(1)	(1)	—	(3)	(1)	—
Investment income - non-operating FWAI	—	—	2	—	1	(1)
Other	—	—	2	—	—	—
Adjusted operating income before income taxes	46	20	10	32	29	17
Notable items (2)	—	—	13	—	—	—
Adjusted operating income excluding notable items, before income taxes	$46	$20	$23	$32	$29	$17

Canada Financial Solutions
Income before income taxes	$7	$6	$30	$6	$10	$(3)
Adjusted operating income before income taxes	7	6	30	6	10	(3)
Notable items (2)	—	—	(22)	—	—	—
Adjusted operating income excluding notable items, before income taxes	$7	$6	$8	$6	$10	$(3)

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$28	$8	$(60)	$4	$27	$1
Other	10	—	1	—	—	10
Adjusted operating income (loss) before income taxes	38	8	(59)	4	27	11
Notable items (2)	—	—	47	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$38	$8	$(12)	$4	$27	$11

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$64	$106	$84	$52	$59	$5
Investment and derivative losses (1)	14	6	23	13	7	7
Investment income - non-operating FWAI	(1)	—	1	1	3	(4)
Investment (income) loss on unit-linked variable annuities	1	(3)	2	2	—	1
Interest credited on unit-linked variable annuities	(1)	3	(2)	(2)	—	(1)
Adjusted operating income before income taxes	77	112	108	66	69	8
Notable items (2)	—	—	(34)	—	—	—
Adjusted operating income excluding notable items, before income taxes	$77	$112	$74	$66	$69	$8

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2024	2023	2023	2023	2023	Quarter
Asia Pacific Traditional
Income before income taxes	$109	$70	$134	$89	$79	$30
Other	—	1	—	—	—	—
Adjusted operating income before income taxes	109	71	134	89	79	30
Notable items (2)	—	—	(2)	—	—	—
Adjusted operating income excluding notable items, before income taxes	$109	$71	$132	$89	$79	$30

Asia Pacific Financial Solutions
Income (loss) before income taxes	$13	$122	$(16)	$20	$(13)	$26
Investment and derivative (gains) losses (1)	74	(59)	68	55	55	19
Other	(28)	3	(8)	(13)	(2)	(26)
Adjusted operating income before income taxes	59	66	44	62	40	19
Notable items (2)	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$59	$66	$44	$62	$40	$19

Corporate and Other
Income (loss) before income taxes	$(129)	$(79)	$(11)	$(71)	$(75)	$(54)
Investment and derivative (gains) losses (1)	83	65	(19)	3	48	35
Interest expense on uncertain tax positions	—	(1)	1	—	—	—
Other	8	(8)	4	13	2	6
Adjusted operating income (loss) before income taxes	(38)	(23)	(25)	(55)	(25)	(13)
Notable items (2)	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$(38)	$(23)	$(25)	$(55)	$(25)	$(13)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of RGA, Inc. Shareholders’ Equity to RGA, Inc. Shareholders’ Equity Excluding AOCI
(USD millions except per share data)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2024	2023	2023	2023	2023

RGA, Inc. shareholders’ equity	$9,468	$9,081	$8,063	$7,805	$7,626
Less effect of AOCI:
Accumulated currency translation adjustments	57	68	(33)	26	(94)
Unrealized (depreciation) appreciation of securities	(4,062)	(3,667)	(6,659)	(4,879)	(4,393)
Effect of updating discount rates on future policy benefits	3,906	3,256	5,366	3,460	3,034
Change in instrument-specific credit risk for market risk benefits	3	3	7	13	14
Pension and postretirement benefits	(29)	(29)	(14)	(18)	(22)
RGA, Inc. shareholders’ equity, excluding AOCI	9,593	9,450	9,396	9,203	9,087
Year-to-date notable items, net of tax	—	—	—	—	—
RGA, Inc. shareholders’ equity, excluding AOCI and notable items	$9,593	$9,450	$9,396	$9,203	$9,087

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2024	2023	2023	2023	2023

Book value per share	$143.92	$138.39	$122.40	$117.87	$114.60
Less effect of AOCI:
Accumulated currency translation adjustment	0.88	1.04	(0.49)	0.38	(1.41)
Unrealized (depreciation) appreciation of securities	(61.74)	(55.88)	(101.10)	(73.69)	(66.02)
Effect of updating discount rates on future policy benefits	59.36	49.62	81.46	52.26	45.59
Change in instrument-specific credit risk for market risk benefits	0.04	0.05	0.11	0.20	0.22
Pension and postretirement benefits	(0.45)	(0.45)	(0.21)	(0.27)	(0.34)
Book value per share, excluding AOCI	$145.83	$144.01	$142.63	$138.99	$136.56
Less effect of B36:	(1.13)	(2.06)	0.12	0.11	0.34
Book value per share, excluding AOCI and B36	$146.96	$146.07	$142.51	$138.88	$136.22

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein includes the assets, liabilities, and results of operations of RGA and its subsidiaries.
Non-GAAP Financial Measures
Reinsurance Group of America, Incorporated (the “Company”) discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of our operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company’s results of operations, financial statements and the underlying profitability drivers and trends of the Company’s businesses by excluding specified items which may not be indicative of the Company’s ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company’s financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company’s non-GAAP financial measures may not be comparable to similar measures used by other companies.
The following non-GAAP financial measures are used in this document and other documents published by the Company from time to time:

1.Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share. The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. Adjusted operating income is calculated as net income available to the Company’s shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding, as applicable:

•substantially all of the effect of net investment related gains and losses,
•changes in the fair value of certain embedded derivatives,
•changes in the fair value of contracts that provide market risk benefits,
•non-economic losses at contract inception for direct pension risk transfer single premium business (which are amortized into adjusted operating income within claims and other policy benefits over the estimated lives of the contracts),
•any net gain or loss from discontinued operations,
•the cumulative effect of any accounting changes,
•the impact of certain tax-related items, and
•any other items that the Company believes are not indicative of the Company’s ongoing operations,

as such items can be volatile and may not reflect the underlying performance of the Company’s businesses. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company’s management incentive programs.

2.Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items. Notable items are items the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company’s results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented may include the financial impact of the Company’s assumption reviews on business subject to the Financial Accounting Standards Board’s Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts” and related amendments, reflected in future policy benefits remeasurement gains or losses.

3.Adjusted operating revenue. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.

4.Shareholders’ equity position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”), shareholders’ average equity position excluding AOCI, and book value per share excluding the impact of AOCI. The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company’s businesses on shareholders’ equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on its investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses the following non-GAAP financial measures:

•Shareholders’ average equity position excluding AOCI and B36, where B36 refers to the cumulative change in fair value of funds withheld embedded derivatives;
•Shareholders’ average equity position excluding AOCI and notable items; and
•Shareholders’ average equity position excluding AOCI, B36 and notable items.

5.Adjusted operating return on equity. This measure is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company’s management incentive programs. The Company also discloses the following non-GAAP financial measures:

•Adjusted operating return on equity excluding AOCI and B36;
•Adjusted operating return on equity excluding AOCI and notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders’ equity excluding notable items and AOCI; and
•Adjusted operating return on equity excluding AOCI, B36 and notable items.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix.

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